SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                    ------------------------

                            FORM 8-K

                         CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
             Of The Securities Exchange Act of 1934



Date of Report
(Date of earliest event reported):            February 7, 1997
                                             --------------------


        ELECTRONIC RETAILING SYSTEMS INTERNATIONAL, INC.
        ------------------------------------------------
     (Exact name of registrant as specified in its charter)


   Delaware                 0-21456              06-1361276
----------------         ------------        -----------------
(State or other          (Commission         (I.R.S. Employer
 jurisdiction of          file number)        Identification No.)
 incorporation or
 organization)



372 Danbury Road, Wilton, Connecticut                06897
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(Address of principal executive offices)          (Zip Code)



Registrant's telephone number,
 including area code:                            203-761-7900
                                                 ------------

Item 5.   Other Events.
          -------------

     On February 7, 1997, the Registrant announced the appointment of Dr. George Weathersby as President of the Registrant, and that Bruce Failing, Jr., a founder of the Registrant who has served as its President since its inception in 1990, has assumed the title of Vice Chairman of the Board and CEO. For additional information with respect to this transaction, reference is hereby made to the Registrant's press release issued February 7, 1997 annexed to this current report as Exhibit 5(a), the text of which is hereby incorporated by reference.


Item 7.   Financial Statements and Exhibits.
          ----------------------------------

     (c)  Exhibits.

          The exhibit filed as part of this Current Report on Form 8-K is listed in the attached Index to Exhibits.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ELECTRONIC RETAILING SYSTEMS
                               INTERNATIONAL, INC.



                              By  s/Bruce F. Failing, Jr.
                                --------------------------------
                                 Bruce F. Failing, Jr.
                                 President


Dated: February 12, 1997

                        INDEX TO EXHIBITS

Exhibit        Description
-------        -----------

5(a)      -    Press Release of the Registrant issued February 7,
               1997